CLAYMORE EXCHANGE-TRADED FUND TRUST


                     Claymore U.S. Capital Markets Bond ETF
           Claymore U.S. Capital Markets Micro-Term Fixed Income ETF
                                 (the "Funds")


SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE ABOVE LISTED FUNDS:

Effective September 28, 2010 (or as soon as possible thereafter upon receipt of necessary regulatory approvals from the Securities and Exchange Commission), the name of the Claymore U.S. Capital Markets Bond ETF will change to Guggenheim Enhanced Core Bond ETF and its ticker symbol will change to GIY, and the name of the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF will change to Guggenheim Enhanced Ultra-Short Bond ETF and its ticker symbol will change to GSY. At that time, the Claymore U.S. Capital Markets Bond ETF will change its current policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of a fixed income securities index called CPMKTB - The Capital Markets Bond Index(SM) and the Claymore U.S. Capital Markets Micro-Term Fixed Income ETF will change its current policy of seeking investment results that correspond generally to the performance, before the Fund's fees and expenses, of a money market and micro-term fixed income securities index called CPMKTL - The Capital Markets Liquidity Index(SM). Instead, the Funds will cease to operate as index-based ETFs, and will begin to operate as actively-managed ETFs. After each Fund becomes an actively-managed ETF, the Guggenheim Enhanced Core Bond ETF's investment objective will be to seek total return, comprised of income and capital appreciation, and the Guggenheim Enhanced Ultra-Short Bond ETF's investment objective will be to seek maximum current income, consistent with preservation of capital and daily liquidity. Each Fund's investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval. So long as and to the extent it is required by applicable law, each Fund will not change its new investment objective, unless it provides shareholders with at least 60 days' written notice of such change.

Additionally, the Funds' Board of Trustees approved changes to each Fund's investment policies, which will also take effect when the Funds convert to actively-managed ETFs, such that each Fund will normally invest at least 80% of its net assets in fixed income securities. In attempting to achieve its investment objective, the Guggenheim Enhanced Core Bond ETF will use a quantitative strategy in attempting to achieve risk-adjusted returns in excess of the Barclays Aggregate Bond Index (the "Barclays Index") while maintaining a low risk profile versus the Barclays Index. The quantitative strategy attempts to identify relative mispricing among the instruments of a given asset class and estimate future returns which may arise from the correction of these mispricing levels. The quantitative portfolio construction process then attempts to maximize expected return due to issue-specific mispricing while controlling for interest rate and credit spread (i.e., differences in yield between different debt instruments arising from differences in credit risk) risks. In attempting to achieve its investment objective, the

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Guggenheim Enhanced Ultra-Short Bond ETF will use a low duration strategy to seek to outperform the Barclays Capital 1-3 Month U.S. Treasury Bill Index in addition to providing returns in excess of those available in U.S. Treasury bills, government repurchase agreements and money market funds, while providing preservation of capital and daily liquidity. The Guggenheim Enhanced Ultra-Short Bond ETF expects, under normal circumstances, to hold a diversified portfolio of fixed income instruments of varying maturities, but that have an average duration of less than 1 year.


                      CLAYMORE EXCHANGE-TRADED FUND TRUST
                           2455 Corporate West Drive
                             Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

July 26, 2010